UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2019

Adynxx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36278	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Pine Street, Suite 500 San Francisco, California 94111 (Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (415) 512-7740

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADYX (OTCQB)	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.        Results of Operations and Financial Condition.

On November 14, 2019, Adynxx, Inc. announced its financial results for the quarter ended September 30, 2019. This press release, which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly stated by specific reference in such filing.

Item 4.02          Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)

On November 14, 2019, we filed an amendment to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, as filed with the Securities and Exchange Commission on August 14, 2019, on Form 10-Q/A.  The Form 10-Q/A was filed to correct an inadvertent error in our consolidated statements of operations for the three and six months ended June 30, 2019 and 2018 that was identified by management following the filing of the original Quarterly Report on Form 10-Q, during the course of our review of our weighted average shares outstanding. In the original Quarterly Report on Form 10-Q, we incorrectly overstated the weighted average number of shares outstanding as of June 30, 2019 and 2018 by including the mandatory conversion of preferred stock into common stock upon completion of our reverse merger with Alliqua BioMedical, Inc. retroactively instead of prospectively. As a result, we understated the amounts of net loss per diluted share for the three and six months ended June 30, 2019 and 2018.

On November 12, 2019, our President and Chief Executive Officer, our Senior Vice President, Finance, and the audit committee of our board of directors, concluded that the consolidated statements of operations for the three and six months ended June 30, 2019 and 2018, as reported in the original Quarterly Report on Form 10-Q filed on August 14, 2019, should not be relied upon because of the error described above, which has been corrected in the Form 10-Q/A filed on November 14, 2019. We also discussed this assessment with our independent registered public accounting firm BDO USA, LLP.

Item 9.01.         Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit	Description

99.1	Press Release, dated November 14, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADYNXX, INC.

Dated: November 14, 2019

	By:	/s/ Rick Orr
	Name:	Rick Orr
	Title:	President and Chief Executive Officer